[LOGO OMITTED]
                                 FLAG INVESTORS
                         INVESTING WITH A DIFFERENCE(R)

                                 COMMUNICATIONS
                                      FUND

                               Semi-Annual Report
                                  June 30, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Our decline of 14% for the first half of fiscal year 2000 was disappointing both in absolute terms and relative to the major indices. We consider our six-month performance as a short-term measurement and it should be viewed in the context of the exceptionally strong returns, (excluding sales charges), in 1998 and 1999 of 85.30% and 45.47%, respectively for Class A shares.

o Despite the perception that investing in a "hot" industry requires the assumption of greater risk and a short-term perspective, we continue to emphasize an investment discipline that has generated long-term results over the years. Significant factors that influence our investment decisions like management, market positioning, depressed valuation, free cash flow, and growth catalysts have not changed.

o As in previous periods our top ten performers are well represented by most industry segments. Offsetting our strong performers were three companies, AOL, Lucent and Novell, that had been major contributors to the Fund's growth the last two years but disappointed in the first half of this year. Each company remains a very attractive investment, in spite of first half events.

o The Internet and Internet-related applications are changing the framework of the communications industry. We see major trends influencing local networks, long haul networks, and service provisioning.

FUND PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000  Investment in Class A Shares 1
January 18, 1984 -- June 30, 2000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 invested in the Communciations Fund
Class A Shares at inception on January 18, 1984 was worth $229,318 on June 30, 2000.

1/31/84       9,876
2/29/84       9,528
3/31/84       9,497
4/30/84       9,559
5/31/84       9,270
6/30/84       9,481
7/31/84       9,955
8/31/84      10,321
9/30/84      10,714
10/31/84     10,956
11/30/84     11,094
12/31/84     11,504
1/31/85      11,915
2/28/85      12,040
3/31/85      12,098
4/30/85      12,420
5/31/85      13,047
6/30/85      13,481
7/31/85      13,079
8/31/85      13,168
9/30/85      12,707
10/31/85     13,271
11/30/85     13,993
12/31/85     14,850
1/31/86      14,915
2/28/86      15,586
3/31/86      16,504
4/30/86      16,605
5/31/86      17,361
6/30/86      18,452
7/31/86      18,453
8/31/86      19,797
9/30/86      17,909
10/31/86     18,317
11/30/86     18,788
12/31/86     18,529
1/31/87      19,722
2/28/87      19,259
3/31/87      19,271
4/30/87      18,469
5/31/87      18,589
6/30/87      19,532
7/31/87      19,872
8/31/87      20,859
9/30/87      21,681
10/31/87     19,922
11/30/87     18,466
12/31/87     18,808
1/31/88      20,702
2/29/88      20,728
3/31/88      19,881
4/30/88      20,045
5/31/88      20,890
6/30/88      21,442
7/31/88      21,379
8/31/88      20,953
9/30/88      22,097
10/31/88     22,632
11/30/88     22,490
12/31/88     22,545
1/31/89      24,104
2/28/89      23,652
3/31/89      24,614
4/30/89      26,354
5/31/89      27,849
6/30/89      27,860
7/31/89      30,052
8/31/89      30,095
9/30/89      31,106
10/31/89     30,753
11/30/89     31,645
12/31/89     33,546
1/31/90      30,180
2/28/90      30,259
3/31/90      31,439
4/30/90      30,470
5/31/90      32,554
6/30/90      31,547
7/31/90      31,254
8/31/90      28,961
9/30/90      29,542
10/31/90     30,249
11/30/90     30,518
12/31/90     31,012
1/31/91      30,968
2/28/91      32,376
3/31/91      33,304
4/30/91      33,318
5/31/91      33,403
6/30/91      33,058
7/31/91      33,901
8/31/91      34,449
9/30/91      34,999
10/31/91     36,183
11/30/91     35,296
12/31/91     38,230
1/31/92      37,231
2/29/92      37,145
3/31/92      36,448
4/30/92      38,276
5/31/92      37,676
6/30/92      37,178
7/31/92      39,366
8/31/92      38,794
9/30/92      39,646
10/31/92     40,046
11/30/92     41,218
12/31/92     42,988
1/31/93      43,917
2/28/93      45,664
3/31/93      47,485
4/30/93      45,869
5/31/93      46,636
6/30/93      48,473
7/31/93      49,205
8/31/93      51,303
9/30/93      51,860
10/31/93     52,668
11/30/93     50,088
12/31/93     50,774
1/31/94      52,128
2/28/94      49,883
3/31/94      47,891
4/30/94      48,172
5/31/94      48,643
6/30/94      47,495
7/31/94      49,397
8/31/94      50,361
9/30/94      49,473
10/31/94     49,607
11/30/94     47,458
12/31/94     47,563
1/31/95      48,976
2/28/95      49,148
3/31/95      49,751
4/30/95      50,861
5/31/95      51,074
6/30/95      53,759
7/31/95      57,076
8/31/95      58,727
9/30/95      61,164
10/31/95     59,516
11/30/95     60,533
12/31/95     63,468
1/31/96      64,151
2/29/96      63,425
3/31/96      64,706
4/30/96      67,371
5/31/96      69,775
6/30/96      69,818
7/31/96      65,378
8/31/96      65,896
9/30/96      67,278
10/31/96     67,148
11/30/96     72,336
12/31/96     72,008
1/31/97      74,962
2/28/97      74,777
3/31/97      70,069
4/30/97      72,673
5/31/97      80,010
6/30/97      83,771
7/31/97      87,182
8/31/97      83,984
9/30/97      92,335
10/31/97     90,840
11/30/97     96,257
12/31/97     98,909
1/31/98     104,679
2/28/98     110,245
3/31/98     122,705
4/30/98     122,748
5/31/98     118,546
6/30/98     126,541
7/31/98     130,668
8/31/98     107,307
9/30/98     121,220
10/31/98    134,090
11/30/98    147,972
12/31/98    183,277
1/31/99     193,075
2/28/99     185,793
3/31/99     213,743
4/30/99     220,327
5/31/99     214,927
6/30/99     224,446
7/31/99     216,946
8/31/99     202,509
9/30/99     209,588
10/31/99    228,507
11/30/99    245,848
12/31/99    266,610
1/31/00     250,302
2/29/00     265,022
3/31/00     265,511
4/30/00     242,356
5/31/00     219,786
6/30/00     229,318

Average Annual Total Return 2

                                 Class A     Class B     Class C   Institutional
For the periods ended 6/30/00    Shares      Shares      Shares       Shares
--------------------------------------------------------------------------------
One Year                            2.17%        1.41%       1.38%        2.45%
--------------------------------------------------------------------------------
Five Years                         33.66%       32.66%         --%          --%
--------------------------------------------------------------------------------
Ten Years                          21.94%          --%         --%          --%
--------------------------------------------------------------------------------
Since Inception 3                  20.98%       32.19%      40.03%       37.47%
--------------------------------------------------------------------------------

------------
1 Excluding the applicable maximum sales charge.
2 PAST  PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS.  These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charge. If the maximum applicable sales charge was reflected for each class, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Please review the Additional Performance Information on page 6.
3 Inception  dates: Class  A  1/18/84,   Class  B  1/3/95,   Class  C  10/28/98,
  Institutional Class 6/4/98.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     Our decline of 14% for the first half of fiscal year 2000 was disappointing both in absolute terms and relative to the major indices. We consider our six-month performance as a short-term measurement and it should be viewed in the context of the exceptionally strong returns in 1998 and 1999 (excluding sales charges), of 85.30% and 45.47%, respectively. We remain very enthusiastic about our long-term opportunities in this very exciting industry and we also want to emphasize our belief that the Fund's holdings are strategically well positioned to benefit from industry growth and represent excellent values.

     Despite our short-term decline we maintain a five-star overall rating out of 3,642 domestic equity funds from Morningstar.(TM)1 We are very proud of our long-term performance. Your Fund's average annual returns for one, three, five and ten years are 2.17%, 39.89%, 33.66% and 21.94%, respectively, very productive rates of return for any investment.

CONSISTENT INVESTMENT PHILOSOPHY
     Despite the perception that investing in a "hot" industry requires the assumption of greater risk and a short-term perspective, we continue to emphasize an investment discipline that has generated excellent long-term results over the years. We are fundamental investors who focus on individual stock selection. The significant factors that influence our investment decisions and asset weighting have never changed. These factors include strong management, market positioning, depressed stock price, free cash flow, and a catalyst for growth.

     An industry experiencing rapid change creates opportunities in emerging industry market segments. Segments, like wireless data, that are measured in millions of dollars in sales are expected to exceed billions of dollars in the next few years, and we have been participating through several investments.

-------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Morningstar(TM) proprietary ratings reflect historical risk-adjusted performance as of June 30, 2000 and are subject to change monthly. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is based on a weighted average of the Fund's three, five and ten year performance. Flag Investors Communications Fund received a 5 star rating for the 3-year, 5-year, and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The fund was rated among 3,642, 2,328 and 783 Domestic Equity Funds for the 3-, 5- and 10-year periods, respectively. Ratings are for Class A shares only; other classes may vary.

--------------------------------------------------------------------------------

Nevertheless, leadership is important and we are weighted more heavily toward those companies that are most likely to become or sustain themselves as dominant players.

     When evaluating emerging segments we spend a great deal of time understanding management's goals. What is most important to us is how much emphasis a rapidly growing company places on a strategy of translating potential opportunity into long-term fundamental value. That strategic management perspective is what attracted us to America Online (AOL) three years ago and we see that focus with other holdings in emerging segments. We can only hope they deliver similar stock performance.

PORTFOLIO UPDATE
     The following is a list of our top ten performers for the first half of fiscal year 2000. As in previous periods most segments are well represented including communications applications, media, traditional telephone, emerging carriers, telecommunications equipment, and specialty services.

TOP TEN BEST PERFORMERS                PERCENT
SECURITY                                GAIN
------------------------------------------------
Convergys Corp.                         68.7
------------------------------------------------
News Corporation, Ltd.                  42.5
------------------------------------------------
COMSAT Corp.                            24.2
------------------------------------------------
3Com Corp.                              22.6
------------------------------------------------
U.S. West, Inc.                         19.1
------------------------------------------------
Black Box Corp.                         18.2
------------------------------------------------
Sun Microsystems, Inc.                  16.2
------------------------------------------------
Sprint Corp. (PCS Group)                16.1
------------------------------------------------
Qwest Communications
  International,Inc.                    15.6
------------------------------------------------
Williams Communications Group           14.7
------------------------------------------------

     Offsetting our top ten performers were three companies that had been major contributors to the Fund the prior two years but disappointed in the first half of this year. These companies include America Online, Lucent, and Novell. Each company remains a very attractive investment today, in spite of events during the first half of the year.

     AOL's announcement of its proposed merger with Time Warner was initially met with a great deal of concern within the investment community. Admittedly, we had questions about, among other issues, proposed synergies and the valuation of Time Warner. After a complete strategic review, we have become very enthusiastic about AOL Time Warner's future growth prospects and its ability to generate strong, free cash flow. We believe the combined company will continue to be a dominant player in both traditional media and in emerging on-line services.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     Lucent's first fiscal quarter results fell short of expectations. In part, the company failed to properly gauge demand for its new fiber optics products. Nevertheless, we believe that Lucent's problems can be corrected and are short-term in nature. An error in execution is never good news and we will be paying close attention to issues related to execution both in fiber optics and other segments of its market.

     Novell's management, since taking over in 1997, made significant strides in developing new products and repositioning the company as a provider of key Internet infrastructure products. Unfortunately, management was not completely successful in shifting its marketing focus from indirect distribution to direct sales. Management has been forthcoming about issues relating to the distribution channel and has moved quickly to resolve the problem. Novell's products in management and security of Internet content are well positioned in its markets and we feel the company remains an excellent value.

INDUSTRY UPDATE
     We don't look at total groups and make blanket conclusions by saying telephone companies and long distance companies are immediate winners or losers or a new entrant is guaranteed to succeed at the incumbent carrier's expense. Our analysis within the context of industry transition is based on an individual company's management, its addressable market, and its strategy to build a business based on its existing set of assets. Clearly, the Internet and the development of Internet-related applications are changing the basic framework of the communications industry. We see major trends influencing local network, long haul networks, and service provisioning.

     Demand for basic access, the connection between a user's home or business to the wide area network, is continuing to experience rapid growth. Increased Internet usage and more sophisticated applications, like electronic commerce, have created the need for faster communications speeds (e.g. broadband). We believe that the traditional local telephone network remains a very valuable asset and is well positioned to benefit from increasing demand. Although our investment in local access is weighted towards the traditional telephone companies, we also view a select few new entrants, like Winstar, as viable long-term competitors in the market.

--------------------------------------------------------------------------------

     In an environment of declining prices, long distance market conditions will put more pressure on carriers to operate low cost networks. Our investment focus is on emerging carriers, like Qwest, that operate next generation networks at lower cost. However, we not only concentrate on the network technology but also the company's strategy for attracting and retaining customers.

     Telecommunications users are becoming more sophisticated and their needs are becoming more complex. In this increasingly challenging market, providers must have the assets to serve changing needs. Clearly, with demands ranging from local telephone service to web hosting, no one company owns all the essential assets. We believe the most successful companies will be the ones that will leverage core assets through ventures and partnerships and pursue a capital efficient strategy for providing the customer a complete set of services.

     We would like to close by thanking our fellow shareholders for their continued support. We are looking forward to enjoying the benefits of the industry with solid long-term growth prospects.

Sincerely,

/S/ SIGNATURE                             /S/ SIGNATURE
BRUCE E. BEHRENS                          LIAM D. BURKE


Bruce E. Behrens                          Liam D. Burke
Co-Portfolio Manager                      Co-Portfolio Manager

July 21, 2000

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
Communications Holdings                           Percent of Net Assets
--------------------------------------------------------------------------------
  I.  NATIONAL CARRIERS
       AT&T Corp                                            1.0%
       Bell Atlantic Corp.                                  1.7
       SBC Communications, Inc.                            10.3
       Sprint Corp.                                         1.2
                                                           ----
                                                           14.2
 II.  REGIONAL CARRIERS
       ALLTEL Corp.                                         4.4
       General Communication, Inc.                          0.1
       GTE Corp.                                            3.6
       U.S. West, Inc.                                      6.4
                                                           ----
                                                           14.5
III.  EMERGING CARRIERS
       Global Crossing Ltd.                                 3.0
       Qwest Communications International, Inc.             3.3
       Williams Communications Group                        3.5
                                                           ----
                                                            9.8
 IV.  INTERNATIONAL NETWORK OPERATORS
       Clearnet Communications, Inc.-- Class A              1.0
       Global Telesystems Group, Inc.                       0.9
       Royal KPN N.V.                                       2.4
       Telefonica de Espana ADR                             1.1
       Telefonos de Mexico SA ADR                           1.3
       Teleglobe, Inc.                                      2.6
       Vodafone Airtouch PLC ADR                            2.1
                                                           ----
                                                           11.4
  V.  COMMUNICATION EQUIPMENT
       3Com Corp.                                           2.7
       Black Box Corp.                                      2.1
       Celestica, Inc.                                      1.7
       Lucent Technologies, Inc.                            4.9
       Qualcomm, Inc.                                       1.1
       Solectron Corp.                                      1.7
       Sun Microsystems, Inc.                               4.6
                                                           ----
                                                           18.8
 VI.  SOFTWARE & APPLICATIONS
       Convergys Corp.                                      3.5
       Genuity, Inc.                                        0.8
       Novell, Inc.                                         1.9
                                                           ----
                                                            6.2
VII.  MEDIA
       America Online, Inc.                                 9.2
       General Motors Corp. -- Class H (Hughes Electronics) 2.6
       News Corporation Ltd. ADR                            1.3
       XM Satellite Radio Holdings -- Class A               0.7
                                                           ----
                                                           13.8
VIII. SPECIALTY SERVICES
       COMSAT Corp.                                         0.4
       Globalstar Telecommunications, Ltd.                  0.6
       Loral Space and Communications Ltd.                  0.3
       Motient Corp                                         0.5
       Orbital Sciences Corp.                               0.3
       Paging Network, Inc.                                 0.1
       Sprint Corp. (PCS Group)                             0.5
       WinStar Communications, Inc.                         2.4
                                                           ----
                                                            5.1
                                                           ----
       Total Communications Industry                       93.8%
                                                           ====
6

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years.The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

Average Annual Total Return 1

  Periods Ended 6/30/00       1 Year  5 Years   10 Years    Since Inception 2
--------------------------------------------------------------------------------
  Class A Shares             (3.45)%     32.16%     21.25%         20.56%
--------------------------------------------------------------------------------
  Class B Shares             (3.66)%     32.12%        --%         31.94%
--------------------------------------------------------------------------------
  Class C Shares              0.37%         --%        --%         40.00%
--------------------------------------------------------------------------------
  Institutional Shares        2.45%         --%        --%         37.47%
--------------------------------------------------------------------------------

------------
1 PAST  PERFORMANCE  IS NOT AN INDICATOR  OF FUTURE  RESULTS.  Since  investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions.
2 Inception  dates:  Class  A  1/18/84,   Class  B  1/3/95,  Class  C  10/28/98,
  Institutional 6/4/98.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2000
(UNAUDITED)

     SHARES                         SECURITY                       MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
NATIONAL CARRIERS -- 14.2%
      800,000    AT&T Corp. .................................  $    25,300,000
      833,216    Bell Atlantic Corp. ........................       42,337,788
    5,923,789    SBC Communications, Inc. ...................      256,203,874
      556,000    Sprint Corp. ...............................       28,356,000
                                                               ---------------
                                                                   352,197,662
                                                               ---------------
REGIONAL CARRIERS -- 14.5%
    1,780,000    ALLTEL Corp. ...............................      110,248,750
      500,000    General Communication, Inc.1 ...............        2,562,500
    1,425,000    GTE Corp. ..................................       88,706,250
    1,848,200    U.S. West, Inc. ............................      158,483,150
                                                               ---------------
                                                                   360,000,650
                                                               ---------------
EMERGING CARRIERS -- 9.8%
    2,794,610    Global Crossing Ltd.1 ......................       73,533,176
    1,649,800    Qwest Communications International, Inc.1 ..       81,974,438
    2,649,200    Williams Communications Group 1 ............       87,920,325
                                                               ---------------
                                                                   243,427,939
                                                               ---------------
INTERNATIONAL NETWORK OPERATORS -- 11.4%
      850,000    Clearnet Communications, Inc. -- Class A 1 .       23,600,781
    1,950,000    Global Telesystems Group, Inc.1 ............       23,521,875
    1,327,888    Royal KPN N.V. .............................       59,671,967
      407,503    Telefonica de Espana ADR 1 .................       26,105,661
      570,000    Telefonos de Mexico SA ADR .................       32,561,250
    3,085,200    Teleglobe, Inc.1 ...........................       64,982,025
    1,276,020    Vodafone Airtouch PLC ADR ..................       52,875,079
                                                               ---------------
                                                                   283,318,638
                                                               ---------------
COMMUNICATION EQUIPMENT -- 18.8%
    1,146,300    3Com Corp.1 ................................       66,055,537
      666,428    Black Box Corp.1 ...........................       52,762,354
      850,000    Celestica, Inc.1 ...........................       42,181,250
    2,060,940    Lucent Technologies, Inc. ..................      122,110,695
      450,000    Qualcomm, Inc.1 ............................       27,000,000
    1,000,000    Solectron Corp.1 ...........................       41,875,000
    1,260,000    Sun Microsystems, Inc.1 ....................      114,581,250
                                                               ---------------
                                                                   466,566,086
                                                               ---------------

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------



     SHARES                         SECURITY                       MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE & APPLICATIONS -- 6.2%
    1,668,000    Convergys Corp.1 ...........................   $    86,527,500
    2,250,000    Genuity, Inc.1 .............................        20,601,563
    5,185,000    Novell, Inc.1 ..............................        47,961,250
                                                                ---------------
                                                                    155,090,313
                                                                ---------------
MEDIA -- 13.8%
    4,308,000    America Online, Inc.1 ......................       227,247,000
      725,000    General Motors Corp. -- Class H
                   (Hughes Electronics)1 ....................        63,618,750
      600,000    News Corporation Ltd. ADR ..................        32,700,000
      500,000    XM Satellite Radio Holdings -- Class A 1 ...        18,718,750
                                                                ---------------
                                                                    342,284,500
                                                                ---------------
SPECIALTY SERVICES -- 5.1%
      368,927    COMSAT Corp. ...............................         9,107,885
    1,650,000    Globalstar Telecommunications, Ltd.1 .......        14,850,000
    1,189,200    Loral Space and Communications Ltd.1 .......         8,250,075
      853,900    Motient Corp.1 .............................        13,395,556
      645,347    Orbital Sciences Corp.1 ....................         7,865,167
    3,000,000    Paging Network, Inc.1 ......................         2,156,250
      200,000    Sprint Corp. (PCS Group)1 ..................        11,900,000
    1,731,100    WinStar Communications, Inc.1 ..............        58,641,013
                                                                ---------------
                                                                    126,165,946
                                                                ---------------
NON-TELEPHONE INDUSTRY -- 0.4%
      626,900    Center Trust, Inc. .........................         3,173,681
      620,548    Conseco, Inc. ..............................         6,050,343
                                                                ---------------
                                                                      9,224,024
                                                                ---------------
TOTAL COMMON STOCK (Cost $1,504,593,281) ....................     2,338,275,758
                                                                ---------------

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)                                JUNE 30, 2000
(UNAUDITED)

   PAR (000)                        SECURITY                       MARKET VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.6%
   $61,495    Goldman Sachs & Co., dated 6/30/00, 6.25%,
                principal and interest in the amount of
                $61,527,797 due 7/3/00, collateralized by
                U.S. Treasury Bond, par value of $53,249,000,
                coupon rate of 11.875%, due 11/15/03,
                market value of $61,935,243 ....................  $  61,495,000
    61,495    J.P. Morgan Securities, Inc., dated 6/30/00, 6.25%,
                principal and interest in the amount of
                $61,527,029, due 7/3/00, collateralized by
                U.S. Treasury Notes, par value of $63,302,000,
                coupon rate from 4.75% to 6.625%, due
                11/5/08, market value of $62,725,810 ...........     61,495,000
    40,995    Morgan Stanley & Co., dated 6/30/00, 6.50%,
                principal and interest in the amount of
                $41,017,206, due 7/3/00, collateralized by U.S.
                Treasury Note, par value of $40,825,000,
                coupon rate of 6.625%, due 5/17/15, market
                value of $41,644,562 ...........................     40,995,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS ....................................    163,985,000
                                                                 --------------

TOTAL INVESTMENTS -- 100.8% (Cost $1,668,578,281)2 .............  2,502,260,758

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)% ................    (20,658,718)
                                                                 --------------
NET ASSETS -- 100.0% ........................................... $2,481,602,040
                                                                 ==============
----------
1 Non-income producing security.
2 Aggregate cost for federal tax purposes was $1,668,578,281.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                                                   FOR THE SIX
                                                                  MONTHS ENDED
                                                                    JUNE 30,
-------------------------------------------------------------------------------
                                                                      2000
Assets:
   Investments, at value (Cost $1,668,578,281) ............     $2,502,260,758
   Receivable for Collateral Under Security
     Loan Agreements ......................................        182,376,024
   Cash ...................................................                428
   Receivable for Shares of Beneficial
      Interest Subscribed .................................          9,294,704
   Dividend, Interest and Income Receivable ...............          1,821,846
   Prepaid Expenses & Other ...............................            225,035
                                                                --------------
     Total Assets .........................................      2,695,978,795
                                                                --------------
Liabilities:
   Payable for Collateral Under Security
      Loan Agreements .....................................        182,376,024
   Payable for Shares of Beneficial
      Interest Redeemed ...................................          4,725,443
   Payable for Securities Sold ............................         25,244,110
   Accrued Expenses & Other ...............................          2,031,178
                                                                --------------
     Total Liabilities ....................................        214,376,755
                                                                --------------
Net Assets ................................................     $2,481,602,040
                                                                --------------
Composition of Net Assets
   Paid-in Capital

     Class A Shares .......................................        856,227,825
     Class B Shares .......................................        512,354,541
     Class C Shares .......................................        110,315,521
     Institutional Shares .................................         28,467,978
   Accumulated Net Realized Gain from
     Investment Transactions ..............................        140,374,592
   Net Unrealized Appreciation on Investments .............        833,682,477
   Undistributed Net Investment Income ....................            179,106
                                                                --------------
Net Assets ................................................      2,481,602,040
                                                                --------------
Net Asset Value Per Share:
   Class A ($1,793,748,210 (DIVIDE) 48,099,656 shares) ....             $37.29
                                                                        ======
   Class B ($557,520,564 (DIVIDE) 15,279,763 shares) ......             $36.49 1
                                                                        ======
   Class C ($103,213,594 (DIVIDE) 2,826,300 shares) .......             $36.52 2
                                                                        ======
   Institutional Class Share ($27,119,672 (DIVIDE)
       725,143 shares) ....................................             $37.40
                                                                        ======
Maximum Offering Price Per Share:
   Flag Class A ($37.29 (DIVIDE) 0.945)3 ..................             $39.46
                                                                        ======
   Flag Class B ...........................................             $36.49
                                                                        ======
   Flag Class C ...........................................             $36.52
                                                                        ======
   Institutional Class ....................................             $37.40
                                                                        ======

-----------
1 Redemption value is $34.67 following a 5.00% maximum contingent deferred sales charge.
2 Redemption value is $36.15 following a 1.00% maximum contingent deferred sales charge.
3 Maximum offering price for Class A represents the effect of the 5.50% front end sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(UNAUDITED)
                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                      JUNE 30,
--------------------------------------------------------------------------------
                                                                         2000
Investment Income:
   Dividends (net of foreign withholding taxes $27,717) .....     $   9,332,948
   Interest .................................................         6,473,525
   Securities lending income ................................           495,941
                                                                  -------------
             Total income ...................................        16,302,414
                                                                  -------------
Expenses:
   Investment advisory fee ..................................         7,546,015
   Distribution fees:
     Class A Shares .........................................         2,457,244
     Class B Shares .........................................         2,941,839
     Class C Shares .........................................           510,046
   Transfer agent fee .......................................           576,334
   Registration fees ........................................           100,526
   Accounting fee ...........................................            78,268
   Professional fees ........................................            68,394
   Printing and postage .....................................            66,991
   Custodian fee ............................................            50,278
   Directors' fees ..........................................            27,506
   Miscellaneous ............................................            37,830
                                                                  -------------
             Total expenses .................................        14,461,271
                                                                  -------------
   Net investment income ....................................         1,841,143
                                                                  -------------
Realized and unrealized gain (loss) on investments:

   Net realized gain from securities transactions ...........       139,384,238
   Change in unrealized appreciation/depreciation
     of investments .........................................      (545,812,444)
                                                                  -------------
   Net loss on investments ..................................      (406,428,206)
                                                                  -------------
 Net decrease in net assets resulting from operations .......     $(404,587,063)
                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE SIX         FOR THE
                                                       MONTHS ENDED       YEAR ENDED
                                                         JUNE 30,        DECEMBER 31,
-------------------------------------------------------------------------------------
                                                           2000 1            1999
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ........................   $     1,841,143    $     9,728,797
   Net realized gain from securities transactions       139,384,238        246,532,613
   Change in unrealized appreciation/
     depreciation of investments ................      (545,812,444)       542,251,518
                                                    ---------------    ---------------
   Net increase/(decrease) in net assets
     resulting from operations ..................      (404,587,063)       798,512,928
                                                    ---------------    ---------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares .............................        (1,454,921)       (14,398,569)
     Class B Shares .............................            (4,066)        (2,243,422)
     Class C Shares .............................              --             (313,813)
     Institutional Class ........................           (41,742)          (177,344)
   Net realized long-term gains:
     Class A Shares .............................       (12,102,558)      (228,017,933)
     Class B Shares .............................        (3,724,256)       (56,779,941)
     Class C Shares .............................          (664,867)        (7,495,878)
     Institutional Class ........................          (173,772)        (2,435,534)
                                                    ---------------    ---------------
   Total distributions ..........................       (18,166,182)      (311,862,434)
                                                    ---------------    ---------------
Capital Share Transactions
   Proceeds from sale of shares .................       509,664,997      1,037,923,365
   Value of shares issued in reinvestment
     of dividends ...............................        16,128,578        277,388,583
   Cost of shares redeemed ......................      (449,172,449)      (419,371,458)
                                                    ---------------    ---------------
   Increase in net assets derived from
     capital share transactions .................        76,621,126        895,940,490
                                                    ---------------    ---------------
   Total increase/(decrease) in net assets ......      (346,132,119)     1,382,590,984
Net Assets:
   Beginning of period ..........................     2,827,734,159      1,445,143,175
                                                    ---------------    ---------------
   End of period (including distributions in
     excess of net investment income of $161,307
     for the year ended December 31, 1999) ......   $ 2,481,602,040    $ 2,827,734,159
                                                    ===============    ===============

------------
1 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              FOR THE SIX
                                                             MONTHS ENDED
                                                               JUNE 30,                  FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2000 3         1999        1998        1997      1996      1995

Per Share Operating Performance:
   Net asset value at beginning of period ................... $    43.65     $    34.23   $    19.37  $  15.59  $  14.87  $  12.30
                                                              ----------     ----------   ----------  --------  --------  --------
Income from Investment Operations:
   Net investment income ....................................       0.07           0.23         0.12      0.27      0.27      0.40
   Net realized and unrealized gain/(loss) on investments ...      (6.15)         14.83        16.05      5.41      1.67      3.58
                                                              ----------     ----------   ----------  --------  --------  --------
   Total from Investment Operations .........................      (6.08)         15.06        16.17      5.68      1.94      3.98
Less Distributions from:
   Net investment income and net realized short-term gains ..      (0.03)         (0.33)       (0.40)    (0.40)    (0.38)    (0.41)
   Net realized long-term gains .............................      (0.25)         (5.31)       (0.91)    (1.50)    (0.84)    (1.00)
                                                              ----------     ----------   ----------  --------  --------  --------
   Total distributions ......................................      (0.28)         (5.64)       (1.31)    (1.90)    (1.22)    (1.41)
                                                              ----------     ----------   ----------  --------  --------  --------
Net asset value at end of period ............................ $    37.29     $    43.65   $    34.23  $  19.37  $  15.59  $  14.87
                                                              ==========     ==========   ==========  ========  ========  ========
Total Return1 ...............................................     (13.99)%        45.47%       85.30%    37.36%    13.46%    33.44%
Ratios to Average Daily Net Assets:
   Expenses .................................................       0.89%4         0.96%        1.05%     1.11%     1.14%     0.93%2
   Net investment income ....................................       0.33%4         0.62%        0.48%     1.07%     1.74%     2.85%
Supplemental Data:
   Net assets at end of period (000) ........................ $1,793,748     $2,115,885   $1,275,775  $622,865  $505,371  $492,454
   Portfolio turnover rate ..................................          9%            17%          14%       26%       20%       24%

------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory  fees,  the ratio of expenses to average  daily net assets would have been 0.99% for the year ended December 31, 1995.
3 Unaudited.
4 Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

14                                                                            15

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX                                                    FOR THE PERIOD
                                                   MONTHS ENDED                                                  JANUARY 3, 1995 1
                                                     JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,      THROUGH DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                      2000 5        1999         1998         1997        1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period .........  $  42.85      $  33.80     $  19.22     $ 15.51     $ 14.83        $12.28
                                                     --------      --------     --------     -------     -------        ------
Income from Investment Operations:
   Net investment income/(expenses in
     excess of income) ............................     (0.08)        (0.03)       (0.02)       0.18        0.19          0.30
   Net realized and unrealized gain/(loss)
     on investments ...............................     (6.03)        14.58        15.83        5.34        1.63          3.56
                                                     --------      --------     --------     -------     -------        ------
   Total from Investment Operations ...............     (6.11)        14.55        15.81        5.52        1.82          3.86
                                                     --------      --------     --------     -------     -------        ------
Less Distributions from:
   Net investment income and net realized
      short-term gains ............................      0.00 6       (0.19)       (0.32)      (0.31)      (0.30)        (0.31)
   Net realized long-term gains ...................     (0.25)        (5.31)       (0.91)      (1.50)      (0.84)        (1.00)
                                                     --------      --------     --------     -------     -------        ------
   Total distributions ............................     (0.25)        (5.50)       (1.23)      (1.81)      (1.14)        (1.31)
                                                     --------      --------     --------     -------     -------        ------
Net asset value at end of period ..................  $  36.49      $  42.85     $  33.80     $ 19.22     $ 15.51        $14.83
                                                     ========      ========     ========     =======     =======        ======

Total Return 2 ....................................    (14.31)%       44.42%       83.91%      36.36%      12.60%        32.42%
Ratios to Average Daily Net Assets:
   Expenses .......................................      1.65%4        1.71%        1.80%       1.86%       1.92%         1.70%3,4
   Net investment income/(expenses in excess
     of income) ...................................     (0.43)%4      (0.15)%      (0.35)%      0.29%       0.95%         2.13%4
Supplemental Data:
   Net assets at end of period (000) ..............  $557,521      $592,520     $165,308     $32,474     $17,661        $7,504
   Portfolio turnover rate ........................         9%           17%          14%         26%         20%           24%

---------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
4 Annualized.
5 Unaudited.
6 Represents distributions less than a $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
16                                                                            17

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                 FOR THE PERIOD
                                     FOR THE SIX   FOR THE YEAR  OCT. 28, 1998 1
                                    MONTHS ENDED       ENDED         THROUGH
                                      JUNE 30,     DECEMBER 31,   DECEMBER 31,
--------------------------------------------------------------------------------
                                        2000 4         1999          1998
Per Share Operating Performance:
   Net asset value at beginning
     of period ..................... $  42.88       $ 33.84       $25.50
                                     --------       -------       ------
Income from Investment Operations:
   Expenses in excess of income ....    (0.07)        (0.02)       (0.01)
   Net realized and unrealized
     gain/(loss) on investments ....    (6.04)        14.56         9.21
                                     --------       -------       ------
   Total from Investment
     Operations ....................    (6.11)        14.54         9.20
                                     --------       -------       ------
Less Distributions from:
   Net investment income and net
     realized short-term gains .....       --         (0.19)       (0.21)
   Net realized long-term gains ....    (0.25)        (5.31)       (0.65)
                                     --------       -------       ------
   Total distributions .............    (0.25)        (5.50)       (0.86)
                                     --------       -------       ------
   Net asset value at
     end of period ................. $  36.52       $ 42.88       $33.84
                                     ========       =======       ======
   Total Return 2 ..................   (14.30)%       44.33%       36.70%
Ratios to Average Daily Net Assets:
   Expenses ........................     1.65%3        1.70%        1.85%3
   Net investment income/(expenses
     in excess of income) ..........    (0.44)%3      (0.20)%      (0.61)%3
Supplemental Data:
   Net assets at end of
     period (000) .................. $103,214       $91,176       $3,247
   Portfolio turnover rate .........        9%           17%          14%

-----------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Annualized.
4 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                 FOR THE PERIOD
                                     FOR THE SIX   FOR THE YEAR  JUNE 4, 1998 1
                                    MONTHS ENDED       ENDED         THROUGH
                                      JUNE 30,     DECEMBER 31,   DECEMBER 31,
--------------------------------------------------------------------------------
                                        2000 3         1999           1998
Per Share Operating Performance:
   Net asset value at beginning
     of period .....................  $  43.76        $ 34.27        $23.26
                                       -------        -------        ------
Income from Investment Operations:
   Net investment income ...........      0.11           0.27          0.06
   Net realized and unrealized
     gain/(loss) on investments ....     (6.16)         14.93         12.17
                                       -------        -------        ------
   Total from Investment
     Operations ....................     (6.05)         15.20         12.23
                                       -------        -------        ------
Less Distributions from:
   Net investment income and net
     realized short-term gains .....     (0.06)         (0.40)        (0.31)
   Net realized long-term gains ....     (0.25)         (5.31)        (0.91)
                                       -------        -------        ------
   Total distributions .............     (0.31)         (5.71)        (1.22)
                                       -------        -------        ------
   Net asset value at
     end of period .................   $ 37.40        $ 43.76        $34.27
                                       =======        =======        ======
   Total Return 1 ..................    (13.89)%        45.89%        53.95%
Ratios to Average Daily Net Assets:
   Expenses ........................      0.65%2         0.72%         0.83%2
   Net investment income ...........      0.59%2         0.86%         0.49%2
Supplemental Data:
   Net assets at end of
     period (000) ..................   $27,120        $28,153        $  813
   Portfolio turnover rate .........         9%            17%           14%

-----------
1 Commencement of operations.
2 Annualized.
3 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Communications Fund, Inc. (the "Fund"), which is organized as a Maryland Corporation and began operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. Its objective is to seek to maximize total return through long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

     The Fund consists of four share classes: Class A Shares, which began operations January 18, 1984; Class B Shares, which began operations January 3, 1995; Class C Shares, which began operations October 28, 1998; and Institutional Shares, which began operations June 4, 1998.

     The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. In addition, each class has a separate distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At June 30, 2000 there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 1 -- CONTINUED

        repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. SECURITY LOANS -- The Fund receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on these securities loaned. The loans are secured by collat-

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- CONTINUED

        eral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the accounts of the Fund.

NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment Company Capital Corp. ("ICCC"), an indirect subsidiary of Deutsche Bank AG, is the Fund's investment advisor.

     As compensation for its advisory services, the Fund pays ICCC an annual This fee is calculated daily and paid monthly at the following annual rates:
0.85% of the first $100 million,0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion. For the six months ended June 30, 2000, ICCC's advisory fee was $7,546,015 of which $1,182,292 was payable at the end of the period.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCCpays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

     At meetings held on March 21-22, 2000 and June 21-22, 2000, the Fund's Board of Directors considered and approved changes to the Fund's fee arrangements, subject to approval by the Fund's shareholders at a meeting scheduled for August 31, 2000. The new arrangements include a new advisory agreement  with  ICCC,  a  new  sub-advisory  agreement  with  ABIM  and  a  new administrative services agreement with ICCC in its capacity as Fund administrator. These new agreements increase the advisory fees paid to ICCC by 0.15% of the Fund's average daily net assets, increase the sub-advisory fees ICCC pays to ABIM by 0.05% of the Fund's average daily net assets, and provide for payments for administrative services equal to 0.15% of the Fund's average daily net assets, calculated daily and paid monthly. ICCC, in its capacity as the Fund's advisor and administrator, has agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. The Fund's new fee arrangements will go into effect immediately upon shareholder approval.

22
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FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTE 2 -- CONTINUED

     ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the six months ended June 30, 2000, ICCC's fee was $78,268 of which $12,778 was payable at the end of the period.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the six months ended June 30, 2000, ICCC's fee was $576,334 of which $101,333 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICCC.

     ICC Distributors, Inc., provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. For the six months ended June 30, 2000, the distribution fees were $5,909,129, of which $933,900 was payable at the end of the period.

     Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the period ended June 30, 2000, custody fees amounted to $50,278, of which $8,840 was payable at the end of the period.

     The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended June 30, 2000 was $22,959 and the accrued liability was $117,872.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 127 million shares of $.001 par value capital stock (75 million Class A Shares, 20 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares and 2 million undesignated). Transactions in shares of the Fund were as follows:

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- CONTINUED

                                                       CLASS A SHARES
                                             ----------------------------------
                                              FOR THE SIX           FOR THE
                                              MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2000 1     DEC. 31, 1999
                                             ---------------     --------------
Shares sold ............................          8,202,979          15,431,133
Shares issued to shareholders
  on reinvestment of dividends .........            287,548           5,099,826
Shares redeemed ........................         (8,861,874)         (9,333,388)
                                              -------------       -------------
Net increase/(decrease)
  in shares outstanding ................           (371,347)         11,197,571
                                              =============       =============
Proceeds from sale of shares ...........      $ 335,056,738       $ 602,295,609
Value of reinvested dividends ..........         11,793,064         211,096,175
Cost of shares redeemed ................       (361,480,214)       (366,305,193)
                                              -------------       -------------
Net increase/(decrease) from
  capital share transactions ...........      $ (14,630,412)      $ 447,086,591
                                              =============       =============

                                                      CLASS B SHARES
                                             ----------------------------------
                                              FOR THE SIX           FOR THE
                                              MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2000 1     DEC. 31, 1999
                                             ---------------     --------------
Shares sold ..............................       2,795,319          8,689,423
Shares issued to shareholders
  on reinvestment of dividends ...........          87,772          1,379,540
Shares redeemed ..........................      (1,432,300)        (1,131,119)
                                             -------------      -------------
Net increase in shares outstanding .......       1,450,791          8,937,844
                                             =============      =============
Proceeds from sale of shares .............   $ 113,186,210      $ 332,813,853
Value of reinvested dividends ............       3,530,269         56,356,025
Cost of shares redeemed ..................     (57,682,666)       (43,429,347)
                                             -------------      -------------
Net increase from capital
  share transactions .....................   $  59,033,813      $ 345,740,531
                                             =============      =============

-----------
1 Unaudited.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 3 -- CONCLUDED

                                                      CLASS C SHARES
                                             ----------------------------------
                                              FOR THE SIX           FOR THE
                                              MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2000 1     DEC. 31, 1999
                                             ---------------     --------------
Shares sold ................................          954,373         2,010,012
Shares issued to shareholders
  on reinvestment of dividends .............           15,807           180,808
Shares redeemed ............................         (270,130)         (160,531)
                                                 ------------      ------------
Net increase in shares outstanding .........          700,050         2,030,289
                                                 ============      ============
Proceeds from sale of shares ...............     $ 38,822,763      $ 77,856,408
Value of reinvested dividends ..............          636,419         7,417,986
Cost of shares redeemed ....................      (10,848,335)       (6,384,715)
                                                 ------------      ------------
Net increase from capital
  share transactions .......................     $ 28,610,847      $ 78,889,679
                                                 ============      ============

                                                    INSTITUTIONAL SHARES
                                             ----------------------------------
                                              FOR THE SIX           FOR THE
                                              MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2000 1     DEC. 31, 1999
                                             ---------------     --------------
Shares sold ..............................          536,499           640,450
Shares issued to shareholders
  on reinvestment of dividends ...........            4,408            60,123
Shares redeemed ..........................         (459,088)          (80,971)
                                               ------------      ------------
Net increase in shares outstanding .......           81,819           619,602
                                               ============      ============
Proceeds from sale of shares .............     $ 22,608,376      $ 24,957,495
Value of reinvested dividends ............          181,359         2,518,397
Cost of shares redeemed ..................      (19,182,824)       (3,252,203)
                                               ------------      ------------
Net increase from capital
  share transactions .....................     $  3,606,911      $ 24,223,689
                                               ============      ============

-----------
1 Unaudited.

NOTE 4 -- INVESTMENT TRANSACTIONS

     Excluding  short-term  and  U.S.  government   obligations,   purchases  of
investment securities aggregated $457,689,847 and sales of investment securities aggregated $225,032,619 for the period ended June 30, 2000.

     At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $990,374,167 and aggregate unrealized depreciation for all securities in which there is an excess of tax cost over value was $156,691,690.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5 -- LENDING OF SECURITIES

     The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of the Fund's securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% of the current market value of the loaned securities for domestic securities.

     At June 30, 2000

            Market Value             Market Value           % of Portfolio
        of Loaned Securities         of Collateral              on Loan
        --------------------        ---------------         --------------
            $176,354,489             $182,376,024                7.63

26
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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

                                 RICHARD R. BURT
                                    DIRECTOR

                                 RICHARD T. HALE
                                    DIRECTOR

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                               CARL W. VOGT, ESQ.
                                    PRESIDENT

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
     This mutual fund (the "Fund") is designed to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 [LOGO OMITTED]
                                 FLAG INVESTORS
                         INVESTING WITH A DIFFERENCE(R)

                                [GRAPHIC OMITTED]

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                     Total Return U.S. Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                   COMMSA (8/00)